Exhibit 10.5

Form ISO Agreement

Name of Employee: [                    ]

Vesting Commencement Date: [            ,         ]

YODLE, INC.

Incentive Stock Option Agreement

Yodle, Inc., a Delaware corporation (the “Company”), hereby grants as of [                    ,         ], to [                    ] (the “Employee”), an option to purchase a maximum of [                ] shares (individually, a “Share”, and collectively, the “Shares”) of its Common Stock, $.0002 par value per share (the “Common Stock”), at the price of $[        ] per Share on the following terms and conditions:

1. Grant Under 2007 Equity Incentive Plan. This option is granted pursuant to and is governed by the Company’s 2007 Equity Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan.

2. Grant as Incentive Stock Option; Other Options. This option is intended to qualify as an incentive stock option under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”). This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company. A duplicate original of this instrument shall not effect the grant of another option.

3. Vesting if Employment Continues. If the Employee has continued to be employed by the Company on the applicable dates, the Employee may exercise this option for the following number of Shares: (a) as to one-quarter (1/4) of the Shares, on the first anniversary of Vesting Commencement Date; and (b) as to the remaining three-quarters (3/4) of the Shares, in equal monthly installments of 1/48 beginning one month after the first anniversary of the Vesting Commencement Date and continuing over the next thirty-six (36) month period. The foregoing rights are cumulative and, while the Employee continues to be employed by the Company, may be exercised on or before ten years from date hereof (the “Scheduled Expiration Date”). All of the foregoing rights are subject to Sections 4 and 5, as appropriate, if the Employee ceases to be employed by the Company or dies or becomes disabled while in the employ of the Company.

4. Termination of Employment. If the Employee ceases to be employed by the Company, other than by reason of death or disability as defined in Section 5, no further installments of this option shall become exercisable following the date of such cessation of employment and this option shall terminate after the passage of ninety (90) days from the date employment ceases, but in no event later than the Scheduled Expiration Date. In such a case, the Employee’s only rights hereunder shall be those which are properly exercised before the termination of this option.

5. Death; Disability. If the Employee dies while in the employ of the Company, this option may be exercised, to the extent of the number of Shares with respect to which the Employee could have exercised it on the date of the Employee’s death, by the Employee’s estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 10, at any time within one (1) year after the date of death, but not later than the Scheduled Expiration Date. If the Employee ceases to be employed by the Company by reason of the Employee’s “disability” (as defined in the Plan), this option may be exercised, to the extent of the number of Shares with respect to which the Employee could have exercised it on the date of the termination of the Employee’s employment, at any time within one (1) year after such termination, but not later than the Scheduled Expiration Date. At the expiration of such one (1) year period or the Scheduled Expiration Date, whichever is earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

6. Partial Exercise. Exercise of this option up to the extent above stated may be made in part, but not less than 1,000 shares, at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a Share. Any fractional Share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Employee in accordance with the terms hereof.

7. Payment of Price. The option price is payable in United States dollars and may be paid either (i) in cash, (ii) by check, (iii) by delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Employee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (iv) by any combination of the foregoing, equal in amount to the option price.

8. Agreement to Purchase for Investment. By acceptance of this option, the Employee agrees that a purchase of Shares under this option will not be made with a view to their distribution, as that term is used in the Act, and that the Employee will not sell, transfer, pledge or otherwise dispose of such Shares unless in the opinion of counsel to the Company such sale, transfer, pledge or other disposition is in compliance with or exempt from the registration and prospectus requirements of the Act. Furthermore, the Employee agrees to sign a certificate to the foregoing effect at the time of exercising this option and agrees that the certificate for the Shares so purchased may be inscribed with a legend to ensure compliance with this Section 8, and the Act, as well as with Sections 10, 17 and 18, which legend may be substantially in the following form or in such other form as may be satisfactory to the Company:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM.

ANY SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY, AND SUBJECT TO, THE TERMS AND PROVISIONS OF A CERTAIN INCENTIVE STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE EMPLOYEE (AS DEFINED IN SUCH AGREEMENT) CONTAINING PROVISIONS RELATING, INTER-ALIA, TO RESTRICTIONS ON TRANSFER AND DRAG-ALONG RIGHTS. A COPY OF SAID AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. If the method of payment for the Shares is described in paragraph (i), (ii) or (iv) of Section 7, such notice shall be accompanied by payment of the full purchase price of such Shares. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received. The certificate or certificates for the Shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All Shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

10. Transfer Restrictions.

(a) Restriction on Transfer/Exercise of Option. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee’s lifetime only the Employee can exercise this option.

(b) Restriction on Transfer of Shares.

(i) The Employee may not sell, assign, transfer or otherwise dispose of any Shares at any time prior to the effective date of an Initial Public Offering (as defined in, and further subject to, the provisions of Section 18), except:

(A) with the prior written consent of and subject to such conditions as may be imposed by the Board;

(B) if the Employee is then party to, and the Shares are then subject to, the restrictions set forth in any shareholders or similar agreement with the Company (a “Shareholders Agreement”), in accordance with the Shareholders Agreement, provided that the transferee of such Shares agrees in writing to assume the obligations of and be bound by the terms and conditions of this Agreement, including, without limitation, such Shareholders Agreement;

(C) if the Employee is not then party to such a Shareholders Agreement or the Shares are not then subject to any applicable restrictions set forth therein, (x) pursuant to the following Section 10(b)(ii) through (v) or (y) pursuant to Section 17; or

(D) by will or by the laws of descent and distribution, but only if the transferee of such Shares agrees in writing to assume the obligations of and be bound by the terms and conditions of this Agreement, including, without limitation, Section 18 and, if applicable, any such Shareholders Agreement.

(ii) Company Right of First Refusal. If the Employee proposes to sell, transfer or otherwise dispose of any Shares, or of any interest in such Shares, now or hereafter owned by the Employee, to any person, whether voluntarily or by operation of law, other than pursuant to Section 10(b)(i)(A), (B), (C)(y) or (D) of this Agreement, the Employee shall first provide written notice (the “Offer Notice”) to the Company, which notice must specify: (A) the name and address of the party to which the Employee proposes to sell, transfer or otherwise dispose of the Shares or an interest in the Shares (the “Offeror”), (B) the number of Shares the Employee proposes to sell, transfer or otherwise dispose of (the “Offered Shares”), (C) the consideration per share which the Employee is seeking for the proposed sale, transfer or disposition, and (D) all other material terms and conditions of the proposed transaction, all of which must be bona fide. The Company shall have the option to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Offer Notice (the “Company Option”). If the Company wishes to exercise such option, it must do so by giving written notice thereof to the Employee no later than twenty (20) days after the Offer Notice is given to the Company (the “Option Period”). The closing of such purchase shall take place at the offices of the Company on the date five (5) business days after the expiration of the Option Period. Notwithstanding the foregoing, if there is any dispute with respect to Fair Market Value (defined below) and the provisions of the following Section 10(b)(iv) are invoked, the closing shall take place, as applicable, five (5) business days after the determination of Fair Market Value in accordance with Section 10(b)(iv).

(iii) To the extent the Company does not exercise the Company Option within the Option Period, then the Employee may consummate the sale of the Offered Shares not purchased by the Company (such Shares are the “Remaining Shares”) in accordance with all material terms and conditions of the proposed transaction set forth in the Offer Notice, at any time on or prior to sixty (60) days after the expiration of the Option Period. If the Employee does not consummate the sale of the Remaining Shares within such sixty (60) day period, the Remaining Shares may not be sold by the Employee (other than in accordance with Section 10(b)(i)(A), (B), (C)(y) or (D)) without the giving of a new Offer Notice and the compliance by the Employee with all the conditions and procedures in the Sections 10(b)(ii) through (v) hereof with respect to such proposed sale.

(iv) To the extent that the consideration per share proposed by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company in exercising the Company Option may consist of cash per share equal to the Fair Market Value of such property. For the purposes of this Section 10(b), the “Fair Market Value” of such property shall be determined by agreement of the Employee and the Company (the “Transaction Parties”) within twenty (20) days after the termination of the Option Period, or, failing such agreement, the Fair Market Value shall be determined by appraisal as follows:

(A) if the Transaction Parties agree upon an appraiser within such twenty (20) day period, then such appraiser’s appraisal shall govern; or

(B) failing an agreement pursuant to the foregoing clause (A), then, within fifteen (15) days after the lapse of such twenty (20) day period, each of the Transaction Parties, by notice to the other, shall appoint one appraiser who shall be experienced in the appraisal of the type of property to be appraised, and then the two appraisers shall select a third appraiser whose appraisal shall govern; or

(C) if either Transaction Party fails to appoint an appraiser as provided in the foregoing clause (B), then the appraisal by the appraiser appointed by the Transaction Party which does appoint an appraiser shall govern.

All appraisal reports shall be rendered in writing and shall be signed by the governing appraiser, and the Transaction Parties shall use reasonable efforts to cause such appraiser to render its appraisal report within twenty (20) days after the date of its appointment. The costs of the appraisal shall be shared equally between the Transaction Parties.

(v) Unless otherwise agreed to in writing by the Company, after any sale, assignment, transfer or disposition of Shares hereunder, such Shares and the transferee thereof shall continue to be subject to Sections 10, 17 and 18 hereof with respect to such Shares to the same extent as the Employee would have been in the absence of such sale, assignment, transfer or disposition. In addition, the Company may require, as a condition to effectuating any such sale, assignment, transfer or disposition of Shares, that such transferee agree in writing, in form acceptable to the Company, that such Shares shall continue to be subject to Sections 10, 17 and 18 hereof.

11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

12. No Obligation to Continue Employment. The Company and any Related Corporation are not by the Plan or this option agreement obligated to continue the Employee in employment.

13. No Rights as Shareholder until Exercise. The Employee shall have no rights as a shareholder with respect to Shares subject to this Agreement until a stock certificate therefor has been issued to the Employee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date this option is exercised and the purchase price for the Shares being purchased is paid in full.

14. Capital Changes and Business Successions. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits, mergers and sales of the Company’s stock or assets. Without limiting the applicability of Section 1, provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable to this Incentive Stock Option Agreement and are incorporated herein by reference. In general, the Employee should not assume that options necessarily would survive an acquisition of the Company. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Sections 3 through 5 hereof, employment by the Company includes employment by a Related Corporation.

15. Early Disposition. Without limiting the generality of Sections 8 and 10, the Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition (as defined below) of any Common Stock received pursuant to the exercise of this option. A “Disqualifying Disposition” is any disposition (including any sale) of such Common Stock before the later of (a) two (2) years after the date the Employee was granted this option or (b) one (1) year after the date the Employee acquired Common Stock by exercising this option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. The Employee also agrees to provide the Company with any information which it shall request concerning any such disposition. The Employee acknowledges that the Employee will forfeit the favorable income tax treatment otherwise available with respect to the exercise of this incentive stock option if the Employee makes a Disqualifying Disposition of the stock received on exercise of this option.

16. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold tax with respect to a Disqualifying Disposition of Common Stock received by the Employee on exercise of this option, the Employee hereby agrees that the Company may withhold from the Employee’s wages the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying Disposition. If any portion of this option is treated as a Non-Qualified Option (as defined in the Plan), the Employee hereby agrees that the

Company may withhold from the Employee’s wages the appropriate amount of federal, state and local withholding taxes attributable to the Employee’s exercise of such Non-Qualified Option. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such wages, or (with respect to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Employee (or other person or persons) on exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee’s wages sufficient to satisfy the Company’s withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount underwithheld and that the Company may decline to issue the Shares issuable upon exercise of the Option hereunder until provision satisfactory to the Company for such reimbursement has been made.

17. Drag Along Right.

(a) Exercise of Right. If one or more persons who own in the aggregate more than fifty percent (50%) of the then outstanding shares of Common Stock of the Company (on an as-converted basis, including Common Stock issuable upon conversion of any outstanding preferred stock) (the “Majority Holders”) shall obtain from an offeror (the “Offeror”) a bona fide arms’ length offer to consummate a Sale of the Company (as defined below), the Majority Holders shall have the right to cause, by written notice (the “Drag Along Notice”) to any person who holds Shares pursuant to this Agreement (the “Notice Recipient”), all of the Shares acquired under this option to be transferred to the Offeror, at the same per share purchase price (determined on an as-converted basis for preferred stock but giving effect, however, to any liquidation preferences to which holders of such preferred stock may be entitled) and payable in the same form of consideration as is being paid in respect of the Common Stock being sold by the Majority Holders. If the Sale of the Company to the Offeror has not occurred within one hundred eighty (180) days following the date of the Drag Along Notice, the Notice Recipient shall be released from the Employee’s obligation under the Drag Along Notice, and it shall be necessary for a new and separate Drag Along Notice to be furnished and the terms and provisions of this Section 17 to be separately complied with in order to consummate such a sale pursuant to this Section 17, unless the failure to complete such sale resulted from any failure by the Notice Recipient. Each Notice Recipient shall take or cause to be taken all such actions as may be reasonably requested in order to consummate a sale pursuant to this Section 17 expeditiously. A “Sale of the Company” means (i) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”), or (ii) a transaction that qualifies as a Deemed Liquidation Event (as defined in the Company’s Certificate of Incorporation, as amended from time to time).

(b) Voting. Each Notice Recipient further agrees:

(i) in the event the Sale of the Company transaction requires the approval of stockholders, with respect to all shares of capital stock of the Company that the Employee owns or over which the Employee otherwise exercises voting power, to vote (in person, by proxy or by action by written consent, as applicable) all such shares entitled to vote, in favor of, and adopt, the Sale of the Company (together with any related amendment to the Certificate of Incorporation required in order to implement the Sale of the Company) and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate the Sale of the Company;

(ii) in the event the Sale of the Company transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by the Employee as is being sold by the Majority Holders to the person to whom the Majority Holders propose to sell their shares of capital stock, and on the same terms and conditions as the Majority Holders with respect to shares of the same class or series;

(iii) to refrain from exercising and, to the extent permitted by applicable law, to irrevocably waive, any dissenters’ rights or rights of appraisal under applicable law at any time with respect to the Sale of the Company;

(iv) to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company in order to carry out the terms and provisions of this Section, including without limitation executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances), appointment of stockholder representative and any similar or related documents; and

(v) not to deposit, and to cause the Employee’s heirs, successors and permitted assigns not to deposit any Shares owned by the Employee or the Employee’s heirs, successors and assigns, in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of the Shares, unless specifically requested to do so by the acquiror in connection with a Sale of the Company.

The proxy granted pursuant to the immediately preceding sentence is given in consideration of the grant of this option and, as such, is coupled with an interest and shall be irrevocable unless and until the Company’s Initial Public Offering (as defined in Section 18) .

(c) Proxy. The voting of the Shares pursuant to this Section may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law. The Employee hereby constitutes and appoints the President, Treasurer and Secretary of the Company, and each of them, with full power of substitution, as the proxies of the Employee with respect to the matters set forth in this Section and hereby authorizes each of them to represent and to vote, if and only if the Employee fails to vote or attempts to vote (whether by proxy, in person or by written consent) any of the Shares in a manner which is inconsistent with the terms of this Section. The proxy granted pursuant to the immediately preceding sentence is given in consideration of the grant of this option and, as such, is coupled with an interest and shall be irrevocable unless and until this Agreement terminates or expires pursuant to Section 17(e) below.

(d) Failure to Deliver Shares. If the Notice Recipient fails or refuses to deliver on a timely basis duly endorsed certificates representing Shares to be sold pursuant to this Section 17, the Offeror shall have the right to deposit the purchase price for the Shares in a special account with any bank or trust company in the State of Delaware or another state within the United States, giving notice of such deposit to the Notice Recipient, whereupon such Shares shall be deemed to have been purchased by the Offeror and such purchase shall be duly noted upon the books and records of the Company and all the Notice Recipient’s rights in and to such Shares shall be terminated. All such monies shall be held by the bank or trust company for the benefit of the Notice Recipient. All monies deposited with the bank or trust company but remaining unclaimed for two (2) years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Notice Recipient shall thereafter look only to the Company for payment.

(e) Expiration of Drag Along Right. The drag along right set forth above shall remain in effect until the effective date of the Company’s Initial Public Offering (as defined in Section 18).

(f) Shareholders Agreement. Notwithstanding the foregoing, if the Employee is then party to and the Shares are then subject to the drag along right set forth in any Shareholders Agreement, then the Employee shall be bound by the “drag along” provision set forth in the Shareholders Agreement in lieu of this Section 17.

18. Lock-up Agreement. The Employee agrees that the Employee will not, for a period of at least one hundred eighty (180) days following the effective date of the Company’s initial or any other distribution of securities in an underwritten public offering to the general public pursuant to a registration statement filed with the Securities and Exchange Commission (such initial distribution referred to as the “Initial Public Offering” and any other such distribution referred to as a “Public Offering”), directly or indirectly, sell, pledge, hypothecate, transfer, offer to sell or otherwise dispose of the Company’s securities other than any securities which are included in such Initial Public Offering or a Public Offering. If the managing underwriter of any Initial Public Offering or a Public Offering determines that a longer time period is appropriate and the officers and directors of the Company are subject to such longer time period, the aforementioned one hundred eighty (180) day period may be lengthened consistent with the requirements of the managing underwriter.

19. Provision of Documentation to Employee. By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Company’s 2007 Equity Incentive Plan.

20. Prior Understandings. This Agreement represents the complete agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior or contemporaneous agreements and understandings, including without limitation any provisions contained in the offer letter agreement between the Employee and the Company entered into on or about the time the Employee commenced employment with the Company, if any.

21. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware.

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Natpal, Inc. Incentive Stock Option Agreement Signature Page

IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed, and the Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

EMPLOYEE		YODLE, INC.

By:
Print Name:	[ ]	Name:
Address:		Title:
City/State/Zip:

Form Option Agreement with Change of Control Acceleration

Name of Employee: [                    ]

Vesting Commencement Date: [            ,         ]

YODLE, INC.

Incentive Stock Option Agreement

Yodle, Inc., a Delaware corporation (the “Company”), hereby grants as of [                    ,         ], to [                    ] (the “Employee”), an option to purchase a maximum of [                ] shares (individually, a “Share”, and collectively, the “Shares”) of its Common Stock, $.0002 par value per share (the “Common Stock”), at the price of $[        ] per Share on the following terms and conditions:

1. Grant Under 2007 Equity Incentive Plan. This option is granted pursuant to and is governed by the Company’s 2007 Equity Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan.

2. Grant as Incentive Stock Option; Other Options. This option is intended to qualify as an incentive stock option under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”). This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company. A duplicate original of this instrument shall not affect the grant of another option.

3. Vesting.

(a) Vesting if Employment Continues. If the Employee has continued to be employed by the Company on the applicable dates, the Employee may exercise this option for the following number of Shares: (a) as to one-quarter (1/4) of the Shares, on the first anniversary of Vesting Commencement Date; and (b) as to the remaining three-quarters (3/4) of the Shares, in equal monthly installments of 1/48 beginning one month after the first anniversary of the Vesting Commencement Date and continuing over the next thirty-six (36) month period.

(b) Vesting on Change of Control Transaction. If the Employee continues to be employed by the Company from the date of this option grant through the period immediately prior to the closing of a Change of Control Transaction and, within one (1) year thereafter, the Company or its successor terminates the Employee’s employment without Cause or the Employee terminates his employment for Good Reason, then fifty percent (50%) of the Shares that are unvested at the time of termination shall vest immediately at such time.

(c) Expiration. The foregoing rights are cumulative and, while the Employee continues to be employed by the Company or its successor, may be exercised on or before ten years from date hereof (the “Scheduled Expiration Date”). All of the foregoing rights are subject to Sections 4 and 5, as appropriate, if the Employee ceases to be employed by the Company or its successor, or dies or becomes disabled while in the employ of the Company or its successor.

(d) Definitions. For purposes of this Agreement:

“Change of Control” shall be deemed to occur upon the occurrence of any of the following events: (x) the sale of the Company by merger in which the stockholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

“Cause” means any of the following: (i) a good faith finding by the Board of Directors of the Company (A) of repeated and willful failure of the Employee after written notice to perform his reasonably assigned duties for the Company where such duties are commensurate with the Employee’s position or to comply with Company policies; or (B) that the Employee has engaged in dishonesty, gross negligence, misconduct, embezzlement, or misappropriation of assets or property (tangible or intangible) of the Company (or an acquiring or succeeding corporation); (ii) the conviction of the Employee of, or the entry of a pleading of guilty by the Employee to, any crime involving moral turpitude or any felony; or (iii) any material breach by the Employee of any agreement to which the Company and the Employee are parties, which breach is not cured (if capable of cure) within 30 days of written notice thereof.

“Good Reason” means any of the following (i) mutual written agreement by the Employee and the Company that Good Reason exists; (ii) a change by the Company in the location at which the Employee performs his principal duties for the Company as of the date of the Change of Control transaction of more than 30 miles without the prior written consent of the Employee; (iii) a reduction of the Employee’s annual target cash compensation without the prior consent of the Employee (other than in connection with, and substantially proportionate to, reductions by the Company of the annual base compensation of each of its officers and more than 75% of its employees); (iv) a material adverse change in the Employee’s title, authority or duties without the prior consent of the Employee, provided, that after a Change of Control transaction, a change in the Employee’s title, authority or duties shall not constitute Good Reason where the Employee continues to have similar title, authority and duties, albeit as a subsidiary or division of a larger corporation; (v) any material breach by the Company or any successor thereto of any written agreement to which the Employee and the Company are parties, which breach has a direct and material adverse effect on the Employee, and which breach is not cured (if capable of cure) within 30 days of written notice thereof.

4. Termination of Employment. If the Employee ceases to be employed by the Company, other than by reason of death or disability as defined in Section 5, no further installments of this option shall become exercisable following the date of such cessation of employment and this option shall terminate after the passage of ninety (90) days from the date employment ceases, but in no event later than the Scheduled Expiration Date. In such a case, the Employee’s only rights hereunder shall be those which are properly exercised before the termination of this option.

5. Death; Disability. If the Employee dies while in the employ of the Company, this option may be exercised, to the extent of the number of Shares with respect to which the Employee could have exercised it on the date of the Employee’s death, by the Employee’s estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 10, at any time within one (1) year after the date of death, but not later than the Scheduled Expiration Date. If the Employee ceases to be employed by the Company by reason of the Employee’s “disability” (as defined in the Plan), this option may be exercised, to the extent of the number of Shares with respect to which the Employee could have exercised it on the date of the termination of the Employee’s employment, at any time within one (1) year after such termination, but not later than the Scheduled Expiration Date. At the expiration of such one (1) year period or the Scheduled Expiration Date, whichever is earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

6. Partial Exercise. Exercise of this option up to the extent above stated may be made in part, but not less than 1,000 shares, at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a Share. Any fractional Share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Employee in accordance with the terms hereof.

7. Payment of Price. The option price is payable in United States dollars and may be paid either (i) in cash, (ii) by check, (iii) by delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Employee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (iv) by any combination of the foregoing, equal in amount to the option price.

8. Agreement to Purchase for Investment. By acceptance of this option, the Employee agrees that a purchase of Shares under this option will not be made with a view to their distribution, as that term is used in the Act, and that the Employee will not sell, transfer, pledge or otherwise dispose of such Shares unless in the opinion of counsel to the Company such sale, transfer, pledge or other disposition is in compliance with or exempt from the registration and prospectus requirements of the Act. Furthermore, the Employee agrees to sign a certificate to the foregoing effect at the time of exercising this option and agrees that the certificate for the Shares so purchased may be inscribed with a legend to ensure compliance with this Section 8, and the Act, as well as with Sections 10, 17 and 18, which legend may be substantially in the following form or in such other form as may be satisfactory to the Company:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM.

ANY SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY, AND SUBJECT TO, THE TERMS AND PROVISIONS OF A CERTAIN INCENTIVE STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE EMPLOYEE (AS DEFINED IN SUCH AGREEMENT) CONTAINING PROVISIONS RELATING, INTER-ALIA, TO RESTRICTIONS ON TRANSFER AND DRAG-ALONG RIGHTS. A COPY OF SAID AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. If the method of payment for the Shares is described in paragraph (i), (ii) or (iv) of Section 7, such notice shall be accompanied by payment of the full purchase price of such Shares. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received. The certificate or certificates for the Shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All Shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

10. Transfer Restrictions.

(a) Restriction on Transfer/Exercise of Option. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee’s lifetime only the Employee can exercise this option.

(b) Restriction on Transfer of Shares.

(i) The Employee may not sell, assign, transfer or otherwise dispose of any Shares at any time prior to the effective date of an Initial Public Offering (as defined in, and further subject to, the provisions of Section 18), except:

(A) with the prior written consent of and subject to such conditions as may be imposed by the Board;

(B) if the Employee is then party to, and the Shares are then subject to, the restrictions set forth in any shareholders or similar agreement with the Company (a “Shareholders Agreement”), in accordance with the Shareholders Agreement, provided that the transferee of such Shares agrees in writing to assume the obligations of and be bound by the terms and conditions of this Agreement, including, without limitation, such Shareholders Agreement;

(C) if the Employee is not then party to such a Shareholders Agreement or the Shares are not then subject to any applicable restrictions set forth therein, (x) pursuant to the following Section 10(b)(ii) through (v) or (y) pursuant to Section 17; or

(D) by will or by the laws of descent and distribution, but only if the transferee of such Shares agrees in writing to assume the obligations of and be bound by the terms and conditions of this Agreement, including, without limitation, Section 18 and, if applicable, any such Shareholders Agreement.

(ii) Company Right of First Refusal. If the Employee proposes to sell, transfer or otherwise dispose of any Shares, or of any interest in such Shares, now or hereafter owned by the Employee, to any person, whether voluntarily or by operation of law, other than pursuant to Section 10(b)(i)(A), (B), (C)(y) or (D) of this Agreement, the Employee shall first provide written notice (the “Offer Notice”) to the Company, which notice must specify: (A) the name and address of the party to which the Employee proposes to sell, transfer or otherwise dispose of the Shares or an interest in the Shares (the “Offeror”), (B) the number of Shares the Employee proposes to sell, transfer or otherwise dispose of (the “Offered Shares”), (C) the consideration per share which the Employee is seeking for the proposed sale, transfer or disposition, and (D) all other material terms and conditions of the proposed transaction, all of which must be bona fide. The Company shall have the option to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Offer Notice (the “Company Option”). If the Company wishes to exercise such option, it must do so by giving written notice thereof to the Employee no later than twenty (20) days after the Offer Notice is given to the Company (the “Option Period”). The closing of such purchase shall take place at the offices of the Company on the date five (5) business days after the expiration of the Option Period. Notwithstanding the foregoing, if there is any dispute with respect to Fair Market Value (defined below) and the provisions of the following Section 10(b)(iv) are invoked, the closing shall take place, as applicable, five (5) business days after the determination of Fair Market Value in accordance with Section 10(b)(iv).

(iii) To the extent the Company does not exercise the Company Option within the Option Period, then the Employee may consummate the sale of the Offered Shares not purchased by the Company (such Shares are the “Remaining Shares”) in accordance with all material terms and conditions of the proposed transaction set forth in the Offer Notice, at any time on or prior to sixty (60) days after the expiration of the Option Period. If the Employee does not consummate the sale of the Remaining Shares within such sixty (60) day period, the Remaining Shares may not be sold by the Employee (other than in accordance with Section 10(b)(i)(A), (B), (C)(y) or (D)) without the giving of a new Offer Notice and the compliance by the Employee with all the conditions and procedures in the Sections 10(b)(ii) through (v) hereof with respect to such proposed sale.

(iv) To the extent that the consideration per share proposed by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company in exercising the Company Option may consist of cash per share equal to the Fair Market Value of such property. For the purposes of this Section 10(b), the “Fair Market Value” of such property shall be determined by agreement of the Employee and the Company (the “Transaction Parties”) within twenty (20) days after the termination of the Option Period, or, failing such agreement, the Fair Market Value shall be determined by appraisal as follows:

(A) if the Transaction Parties agree upon an appraiser within such twenty (20) day period, then such appraiser’s appraisal shall govern; or

(B) failing an agreement pursuant to the foregoing clause (A), then, within fifteen (15) days after the lapse of such twenty (20) day period, each of the Transaction Parties, by notice to the other, shall appoint one appraiser who shall be experienced in the appraisal of the type of property to be appraised, and then the two appraisers shall select a third appraiser whose appraisal shall govern; or

(C) if either Transaction Party fails to appoint an appraiser as provided in the foregoing clause (B), then the appraisal by the appraiser appointed by the Transaction Party which does appoint an appraiser shall govern.

All appraisal reports shall be rendered in writing and shall be signed by the governing appraiser, and the Transaction Parties shall use reasonable efforts to cause such appraiser to render its appraisal report within twenty (20) days after the date of its appointment. The costs of the appraisal shall be shared equally between the Transaction Parties.

(v) Unless otherwise agreed to in writing by the Company, after any sale, assignment, transfer or disposition of Shares hereunder, such Shares and the transferee thereof shall continue to be subject to Sections 10, 17 and 18 hereof with respect to such Shares to the same extent as the Employee would have been in the absence of such sale, assignment, transfer or disposition. In addition, the Company may require, as a condition to effectuating any such sale, assignment, transfer or disposition of Shares, that such transferee agree in writing, in form acceptable to the Company, that such Shares shall continue to be subject to Sections 10, 17 and 18 hereof.

11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

12. No Obligation to Continue Employment. The Company and any Related Corporation are not by the Plan or this option agreement obligated to continue the Employee in employment.

13. No Rights as Shareholder until Exercise. The Employee shall have no rights as a shareholder with respect to Shares subject to this Agreement until a stock certificate therefor has been issued to the Employee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date this option is exercised and the purchase price for the Shares being purchased is paid in full.

14. Capital Changes and Business Successions. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits, mergers and sales of the Company’s stock or assets. Without limiting the applicability of Section 1, provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable to this Incentive Stock Option Agreement and are incorporated herein by reference. In general, the Employee should not assume that options necessarily would survive an acquisition of the Company. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Sections 3 through 5 hereof, employment by the Company includes employment by a Related Corporation.

15. Early Disposition. Without limiting the generality of Sections 8 and 10, the Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition (as defined below) of any Common Stock received pursuant to the exercise of this option. A “Disqualifying Disposition” is any disposition (including any sale) of such Common Stock before the later of (a) two (2) years after the date the Employee was granted this option or (b) one (1) year after the date the Employee acquired Common Stock by exercising this option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. The Employee also agrees to provide the Company with any information which it shall request concerning any such disposition. The Employee acknowledges that the Employee will forfeit the favorable income tax treatment otherwise available with respect to the exercise of this incentive stock option if the Employee makes a Disqualifying Disposition of the stock received on exercise of this option.

16. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold tax with respect to a Disqualifying Disposition of Common Stock received by the Employee on exercise of this option, the Employee hereby agrees that the Company may withhold from the Employee’s wages the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying Disposition. If any portion of this option is treated as a Non-Qualified Option (as defined in the Plan), the Employee hereby agrees that the Company may withhold from the Employee’s wages the appropriate amount of federal, state and local withholding taxes attributable to the Employee’s exercise of such Non-Qualified Option. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such wages, or (with respect to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Employee (or other person or persons) on exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee’s wages sufficient to satisfy the Company’s withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount underwithheld and that the Company may decline to issue the Shares issuable upon exercise of the Option hereunder until provision satisfactory to the Company for such reimbursement has been made.

17. Drag Along Right.

(a) Exercise of Right. If one or more persons who own in the aggregate more than fifty percent (50%) of the then outstanding shares of Common Stock of the Company (on an as-converted basis, including Common Stock issuable upon conversion of any outstanding preferred stock) (the “Majority Holders”) shall obtain from an offeror (the “Offeror”) a bona fide arms’ length offer to consummate a Sale of the Company (as defined below), the Majority Holders shall have the right to cause, by written notice (the “Drag Along Notice”) to any person who holds Shares pursuant to this Agreement (the “Notice Recipient”), all of the Shares acquired under this option to be transferred to the Offeror, at the same per share purchase price (determined on an as-converted basis for preferred stock but giving effect, however, to any liquidation preferences to which holders of such preferred stock may be entitled) and payable in the same form of consideration as is being paid in respect of the Common Stock being sold by the Majority Holders. If the Sale of the Company to the Offeror has not occurred within one hundred eighty (180) days following the date of the Drag Along Notice, the Notice Recipient shall be released from the Employee’s obligation under the Drag Along Notice, and it shall be necessary for a new and separate Drag Along Notice to be furnished and the terms and provisions of this Section 17 to be separately complied with in order to consummate such a sale pursuant to this Section 17, unless the failure to complete such sale resulted from any failure by the Notice Recipient. Each Notice Recipient shall take or cause to be taken all such actions as may be reasonably requested in order to consummate a sale pursuant to this Section 17 expeditiously. A “Sale of the Company” means (i) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”), or (ii) a transaction that qualifies as a Deemed Liquidation Event (as defined in the Company’s Certificate of Incorporation, as amended from time to time).

(b) Voting. Each Notice Recipient further agrees:

(i) in the event the Sale of the Company transaction requires the approval of stockholders, with respect to all shares of capital stock of the Company that the Employee owns or over which the Employee otherwise exercises voting power, to vote (in person, by proxy or by action by written consent, as applicable) all such shares entitled to vote, in favor of, and adopt, the Sale of the Company (together with any related amendment to the Certificate of Incorporation required in order to implement the Sale of the Company) and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate the Sale of the Company;

(ii) in the event the Sale of the Company transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by the Employee as is being sold by the Majority Holders to the person to whom the Majority Holders propose to sell their shares of capital stock, and on the same terms and conditions as the Majority Holders with respect to shares of the same class or series;

(iii) to refrain from exercising and, to the extent permitted by applicable law, to irrevocably waive, any dissenters’ rights or rights of appraisal under applicable law at any time with respect to the Sale of the Company;

(iv) to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company in order to carry out the terms and provisions of this Section, including without limitation executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances), appointment of stockholder representative and any similar or related documents; and

(v) not to deposit, and to cause the Employee’s heirs, successors and permitted assigns not to deposit any Shares owned by the Employee or the Employee’s heirs, successors and assigns, in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of the Shares, unless specifically requested to do so by the acquiror in connection with a Sale of the Company.

The proxy granted pursuant to the immediately preceding sentence is given in consideration of the grant of this option and, as such, is coupled with an interest and shall be irrevocable unless and until the Company’s Initial Public Offering (as defined in Section 18).

(c) Proxy. The voting of the Shares pursuant to this Section may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law. The Employee hereby constitutes and appoints the President, Treasurer and Secretary of the Company, and each of them, with full power of substitution, as the proxies of the Employee with respect to the matters set forth in this Section and hereby authorizes each of them to represent and to vote, if and only if the Employee fails to vote or attempts to vote (whether by proxy, in person or by written consent) any of the Shares in a manner which is inconsistent with the terms of this Section. The proxy granted pursuant to the immediately preceding sentence is given in consideration of the grant of this option and, as such, is coupled with an interest and shall be irrevocable unless and until this Agreement terminates or expires pursuant to Section 17(e) below.

(d) Failure to Deliver Shares. If the Notice Recipient fails or refuses to deliver on a timely basis duly endorsed certificates representing Shares to be sold pursuant to this Section 17, the Offeror shall have the right to deposit the purchase price for the Shares in a special account with any bank or trust company in the State of Delaware or another state within the United States, giving notice of such deposit to the Notice Recipient, whereupon such Shares shall be deemed to have been purchased by the Offeror and such purchase shall be duly noted upon the books and records of the Company and all the Notice Recipient’s rights in and to such Shares shall be terminated. All such monies shall be held by the bank or trust company for the benefit of the Notice Recipient. All monies deposited with the bank or trust company but remaining unclaimed for two (2) years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Notice Recipient shall thereafter look only to the Company for payment.

(e) Expiration of Drag Along Right. The drag along right set forth above shall remain in effect until the effective date of the Company’s Initial Public Offering (as defined in Section 18).

(f) Shareholders Agreement. Notwithstanding the foregoing, if the Employee is then party to and the Shares are then subject to the drag along right set forth in any Shareholders Agreement, then the Employee shall be bound by the “drag along” provision set forth in the Shareholders Agreement in lieu of this Section 17.

18. Lock-up Agreement. The Employee agrees that the Employee will not, for a period of at least one hundred eighty (180) days following the effective date of the Company’s initial or any other distribution of securities in an underwritten public offering to the general public pursuant to a registration statement filed with the Securities and Exchange Commission (such initial distribution referred to as the “Initial Public Offering” and any other such distribution referred to as a “Public Offering”), directly or indirectly, sell, pledge, hypothecate, transfer, offer to sell or otherwise dispose of the Company’s securities other than any securities which are included in such Initial Public Offering or a Public Offering. If the managing underwriter of any Initial Public Offering or a Public Offering determines that a longer time period is appropriate and the officers and directors of the Company are subject to such longer time period, the aforementioned one hundred eighty (180) day period may be lengthened consistent with the requirements of the managing underwriter.

19. Provision of Documentation to Employee. By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Company’s 2007 Equity Incentive Plan.

20. Prior Understandings. This Agreement represents the complete agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior or contemporaneous agreements and understandings, including without limitation any provisions contained in the offer letter agreement between the Employee and the Company entered into on or about the time the Employee commenced employment with the Company, if any.

21. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Natpal, Inc. Incentive Stock Option Agreement Signature Page

IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed, and the Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

EMPLOYEE		YODLE, INC.

By:
Print Name:	[ ]	Name:
Address:		Title:
City/State/Zip:

Form ISO Agreement

Name of Employee: [                    ]

Vesting Commencement Date: [            ,         ]

YODLE, INC.

Incentive Stock Option Agreement

Yodle, Inc., a Delaware corporation (the “Company”), hereby grants as of [                    ,         ], to [                    ] (the “Employee”), an option to purchase a maximum of [                ] shares (individually, a “Share”, and collectively, the “Shares”) of its Common Stock, $.0002 par value per share (the “Common Stock”), at the price of $[        ] per Share on the following terms and conditions:

1. Grant Under 2007 Equity Incentive Plan. This option is granted pursuant to and is governed by the Company’s 2007 Equity Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan.

2. Grant as Incentive Stock Option; Other Options. This option is intended to qualify as an incentive stock option under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”). This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company. A duplicate original of this instrument shall not effect the grant of another option.

3. Vesting if Employment Continues. If the Employee has continued to be employed by the Company on the applicable dates, the Employee may exercise this option for Shares in equal monthly installments of 1/48 beginning on the one-month anniversary of the Vesting Commencement Date and continuing over the next forty-seven (47) month period. The foregoing rights are cumulative and, while the Employee continues to be employed by the Company, may be exercised on or before ten years from date hereof (the “Scheduled Expiration Date”). All of the foregoing rights are subject to Sections 4 and 5, as appropriate, if the Employee ceases to be employed by the Company or dies or becomes disabled while in the employ of the Company.

4. Termination of Employment. If the Employee ceases to be employed by the Company, other than by reason of death or disability as defined in Section 5, no further installments of this option shall become exercisable following the date of such cessation of employment and this option shall terminate after the passage of ninety (90) days from the date employment ceases, but in no event later than the Scheduled Expiration Date. In such a case, the Employee’s only rights hereunder shall be those which are properly exercised before the termination of this option.

5. Death; Disability. If the Employee dies while in the employ of the Company, this option may be exercised, to the extent of the number of Shares with respect to which the Employee could have exercised it on the date of the Employee’s death, by the Employee’s estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 10, at any time within one (1) year after the date of death, but not later than the Scheduled Expiration Date. If the Employee ceases to be employed by the Company by reason of the Employee’s “disability” (as defined in the Plan), this option may be exercised, to the extent of the number of Shares with respect to which the Employee could have exercised it on the date of the termination of the Employee’s employment, at any time within one (1) year after such termination, but not later than the Scheduled Expiration Date. At the expiration of such one (1) year period or the Scheduled Expiration Date, whichever is earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

6. Partial Exercise. Exercise of this option up to the extent above stated may be made in part, but not less than 1,000 shares, at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a Share. Any fractional Share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Employee in accordance with the terms hereof.

7. Payment of Price. The option price is payable in United States dollars and may be paid either (i) in cash, (ii) by check, (iii) by delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Employee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (iv) by any combination of the foregoing, equal in amount to the option price.

8. Agreement to Purchase for Investment. By acceptance of this option, the Employee agrees that a purchase of Shares under this option will not be made with a view to their distribution, as that term is used in the Act, and that the Employee will not sell, transfer, pledge or otherwise dispose of such Shares unless in the opinion of counsel to the Company such sale, transfer, pledge or other disposition is in compliance with or exempt from the registration and prospectus requirements of the Act. Furthermore, the Employee agrees to sign a certificate to the foregoing effect at the time of exercising this option and agrees that the certificate for the Shares so purchased may be inscribed with a legend to ensure compliance with this Section 8, and the Act, as well as with Sections 10, 17 and 18, which legend may be substantially in the following form or in such other form as may be satisfactory to the Company:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY

STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM.

ANY SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY, AND SUBJECT TO, THE TERMS AND PROVISIONS OF A CERTAIN INCENTIVE STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE EMPLOYEE (AS DEFINED IN SUCH AGREEMENT) CONTAINING PROVISIONS RELATING, INTER-ALIA, TO RESTRICTIONS ON TRANSFER AND DRAG-ALONG RIGHTS. A COPY OF SAID AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. If the method of payment for the Shares is described in paragraph (i), (ii) or (iv) of Section 7, such notice shall be accompanied by payment of the full purchase price of such Shares. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received. The certificate or certificates for the Shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All Shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

10. Transfer Restrictions.

(a) Restriction on Transfer/Exercise of Option. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee’s lifetime only the Employee can exercise this option.

(b) Restriction on Transfer of Shares.

(i) The Employee may not sell, assign, transfer or otherwise dispose of any Shares at any time prior to the effective date of an Initial Public Offering (as defined in, and further subject to, the provisions of Section 18), except:

(A) with the prior written consent of and subject to such conditions as may be imposed by the Board;

(B) if the Employee is then party to, and the Shares are then subject to, the restrictions set forth in any shareholders or similar agreement with the Company (a “Shareholders Agreement”), in accordance with the Shareholders Agreement, provided that the transferee of such Shares agrees in writing to assume the obligations of and be bound by the terms and conditions of this Agreement, including, without limitation, such Shareholders Agreement;

(C) if the Employee is not then party to such a Shareholders Agreement or the Shares are not then subject to any applicable restrictions set forth therein, (x) pursuant to the following Section 10(b)(ii) through (v) or (y) pursuant to Section 17; or

(D) by will or by the laws of descent and distribution, but only if the transferee of such Shares agrees in writing to assume the obligations of and be bound by the terms and conditions of this Agreement, including, without limitation, Section 18 and, if applicable, any such Shareholders Agreement.

(ii) Company Right of First Refusal. If the Employee proposes to sell, transfer or otherwise dispose of any Shares, or of any interest in such Shares, now or hereafter owned by the Employee, to any person, whether voluntarily or by operation of law, other than pursuant to Section 10(b)(i)(A), (B), (C)(y) or (D) of this Agreement, the Employee shall first provide written notice (the “Offer Notice”) to the Company, which notice must specify: (A) the name and address of the party to which the Employee proposes to sell, transfer or otherwise dispose of the Shares or an interest in the Shares (the “Offeror”), (B) the number of Shares the Employee proposes to sell, transfer or otherwise dispose of (the “Offered Shares”), (C) the consideration per share which the Employee is seeking for the proposed sale, transfer or disposition, and (D) all other material terms and conditions of the proposed transaction, all of which must be bona fide. The Company shall have the option to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Offer Notice (the “Company Option”). If the Company wishes to exercise such option, it must do so by giving written notice thereof to the Employee no later than twenty (20) days after the Offer Notice is given to the Company (the “Option Period”). The closing of such purchase shall take place at the offices of the Company on the date five (5) business days after the expiration of the Option Period. Notwithstanding the foregoing, if there is any dispute with respect to Fair Market Value (defined below) and the provisions of the following Section 10(b)(iv) are invoked, the closing shall take place, as applicable, five (5) business days after the determination of Fair Market Value in accordance with Section 10(b)(iv).

(iii) To the extent the Company does not exercise the Company Option within the Option Period, then the Employee may consummate the sale of the Offered Shares not purchased by the Company (such Shares are the “Remaining Shares”) in accordance with all material terms and conditions of the proposed transaction set forth in the Offer Notice, at any time on or prior to sixty (60) days after the expiration of the Option Period. If the Employee does not consummate the sale of the Remaining Shares within such sixty (60) day period, the Remaining Shares may not be sold by the Employee (other than in accordance with Section 10(b)(i)(A), (B), (C)(y) or (D)) without the giving of a new Offer Notice and the compliance by the Employee with all the conditions and procedures in the Sections 10(b)(ii) through (v) hereof with respect to such proposed sale.

(iv) To the extent that the consideration per share proposed by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company in exercising the Company Option may consist of cash per share equal to the Fair Market Value of such property. For the purposes of this Section 10(b), the “Fair Market Value” of such property shall be determined by agreement of the Employee and the Company (the “Transaction Parties”) within twenty (20) days after the termination of the Option Period, or, failing such agreement, the Fair Market Value shall be determined by appraisal as follows:

(A) if the Transaction Parties agree upon an appraiser within such twenty (20) day period, then such appraiser’s appraisal shall govern; or

(B) failing an agreement pursuant to the foregoing clause (A), then, within fifteen (15) days after the lapse of such twenty (20) day period, each of the Transaction Parties, by notice to the other, shall appoint one appraiser who shall be experienced in the appraisal of the type of property to be appraised, and then the two appraisers shall select a third appraiser whose appraisal shall govern; or

(C) if either Transaction Party fails to appoint an appraiser as provided in the foregoing clause (B), then the appraisal by the appraiser appointed by the Transaction Party which does appoint an appraiser shall govern.

All appraisal reports shall be rendered in writing and shall be signed by the governing appraiser, and the Transaction Parties shall use reasonable efforts to cause such appraiser to render its appraisal report within twenty (20) days after the date of its appointment. The costs of the appraisal shall be shared equally between the Transaction Parties.

(v) Unless otherwise agreed to in writing by the Company, after any sale, assignment, transfer or disposition of Shares hereunder, such Shares and the transferee thereof shall continue to be subject to Sections 10, 17 and 18 hereof with respect to such Shares to the same extent as the Employee would have been in the absence of such sale, assignment, transfer or disposition. In addition, the Company may require, as a condition to effectuating any such sale, assignment, transfer or disposition of Shares, that such transferee agree in writing, in form acceptable to the Company, that such Shares shall continue to be subject to Sections 10, 17 and 18 hereof.

11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

12. No Obligation to Continue Employment. The Company and any Related Corporation are not by the Plan or this option agreement obligated to continue the Employee in employment.

13. No Rights as Shareholder until Exercise. The Employee shall have no rights as a shareholder with respect to Shares subject to this Agreement until a stock certificate therefor has been issued to the Employee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date this option is exercised and the purchase price for the Shares being purchased is paid in full.

14. Capital Changes and Business Successions. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits, mergers and sales of the Company’s stock or assets. Without limiting the applicability of Section 1, provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable to this Incentive Stock Option Agreement and are incorporated herein by reference. In general, the Employee should not assume that options necessarily would survive an acquisition of the Company. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Sections 3 through 5 hereof, employment by the Company includes employment by a Related Corporation.

15. Early Disposition. Without limiting the generality of Sections 8 and 10, the Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition (as defined below) of any Common Stock received pursuant to the exercise of this option. A “Disqualifying Disposition” is any disposition (including any sale) of such Common Stock before the later of (a) two (2) years after the date the Employee was granted this option or (b) one (1) year after the date the Employee acquired Common Stock by exercising this option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. The Employee also agrees to provide the Company with any information which it shall request concerning any such disposition. The Employee acknowledges that the Employee will forfeit the favorable income tax treatment otherwise available with respect to the exercise of this incentive stock option if the Employee makes a Disqualifying Disposition of the stock received on exercise of this option.

16. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold tax with respect to a Disqualifying Disposition of Common Stock received by the Employee on exercise of this option, the Employee hereby agrees that the Company may withhold from the Employee’s wages the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying Disposition. If any portion of this option is treated as a Non-Qualified Option (as defined in the Plan), the Employee hereby agrees that the Company may withhold from the Employee’s wages the appropriate amount of federal, state and local withholding taxes attributable to the Employee’s exercise of such Non-Qualified Option.

At the Company’s discretion, the amount required to be withheld may be withheld in cash from such wages, or (with respect to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Employee (or other person or persons) on exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee’s wages sufficient to satisfy the Company’s withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount underwithheld and that the Company may decline to issue the Shares issuable upon exercise of the Option hereunder until provision satisfactory to the Company for such reimbursement has been made.

17. Drag Along Right.

(a) Exercise of Right. If one or more persons who own in the aggregate more than fifty percent (50%) of the then outstanding shares of Common Stock of the Company (on an as-converted basis, including Common Stock issuable upon conversion of any outstanding preferred stock) (the “Majority Holders”) shall obtain from an offeror (the “Offeror”) a bona fide arms’ length offer to consummate a Sale of the Company (as defined below), the Majority Holders shall have the right to cause, by written notice (the “Drag Along Notice”) to any person who holds Shares pursuant to this Agreement (the “Notice Recipient”), all of the Shares acquired under this option to be transferred to the Offeror, at the same per share purchase price (determined on an as-converted basis for preferred stock but giving effect, however, to any liquidation preferences to which holders of such preferred stock may be entitled) and payable in the same form of consideration as is being paid in respect of the Common Stock being sold by the Majority Holders. If the Sale of the Company to the Offeror has not occurred within one hundred eighty (180) days following the date of the Drag Along Notice, the Notice Recipient shall be released from the Employee’s obligation under the Drag Along Notice, and it shall be necessary for a new and separate Drag Along Notice to be furnished and the terms and provisions of this Section 17 to be separately complied with in order to consummate such a sale pursuant to this Section 17, unless the failure to complete such sale resulted from any failure by the Notice Recipient. Each Notice Recipient shall take or cause to be taken all such actions as may be reasonably requested in order to consummate a sale pursuant to this Section 17 expeditiously. A “Sale of the Company” means (i) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”), or (ii) a transaction that qualifies as a Deemed Liquidation Event (as defined in the Company’s Certificate of Incorporation, as amended from time to time).

(b) Voting. Each Notice Recipient further agrees:

(i) in the event the Sale of the Company transaction requires the approval of stockholders, with respect to all shares of capital stock of the Company that the Employee owns or over which the Employee otherwise exercises voting power, to vote (in person, by proxy or by action by written consent, as applicable) all such shares entitled to vote, in favor of, and adopt, the Sale of the Company (together with any related amendment to the Certificate of Incorporation required in order to implement the Sale of the Company) and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate the Sale of the Company;

(ii) in the event the Sale of the Company transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by the Employee as is being sold by the Majority Holders to the person to whom the Majority Holders propose to sell their shares of capital stock, and on the same terms and conditions as the Majority Holders with respect to shares of the same class or series;

(iii) to refrain from exercising and, to the extent permitted by applicable law, to irrevocably waive, any dissenters’ rights or rights of appraisal under applicable law at any time with respect to the Sale of the Company;

(iv) to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company in order to carry out the terms and provisions of this Section, including without limitation executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances), appointment of stockholder representative and any similar or related documents; and

(v) not to deposit, and to cause the Employee’s heirs, successors and permitted assigns not to deposit any Shares owned by the Employee or the Employee’s heirs, successors and assigns, in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of the Shares, unless specifically requested to do so by the acquiror in connection with a Sale of the Company.

The proxy granted pursuant to the immediately preceding sentence is given in consideration of the grant of this option and, as such, is coupled with an interest and shall be irrevocable unless and until the Company’s Initial Public Offering (as defined in Section 18) .

(c) Proxy. The voting of the Shares pursuant to this Section may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law. The Employee hereby constitutes and appoints the President, Treasurer and Secretary of the Company, and each of them, with full power of substitution, as the proxies of the Employee with respect to the matters set forth in this Section and hereby authorizes each of them to represent and to vote, if and only if the Employee fails to vote or attempts to vote (whether by proxy, in person or by written consent) any of the Shares in a manner which is inconsistent with the terms of this Section. The proxy granted pursuant to the immediately preceding sentence is given in consideration of the grant of this option and, as such, is coupled with an interest and shall be irrevocable unless and until this Agreement terminates or expires pursuant to Section 17(e) below.

(d) Failure to Deliver Shares. If the Notice Recipient fails or refuses to deliver on a timely basis duly endorsed certificates representing Shares to be sold pursuant to this Section 17, the Offeror shall have the right to deposit the purchase price for the Shares in a special account with any bank or trust company in the State of Delaware or another state within the United States, giving notice of such deposit to the Notice Recipient, whereupon such Shares shall be deemed to have been purchased by the Offeror and such purchase shall be duly noted upon the books and records of the Company and all the Notice Recipient’s rights in and to such Shares shall be terminated. All such monies shall be held by the bank or trust company for the benefit of the Notice Recipient. All monies deposited with the bank or trust company but remaining unclaimed for two (2) years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Notice Recipient shall thereafter look only to the Company for payment.

(e) Expiration of Drag Along Right. The drag along right set forth above shall remain in effect until the effective date of the Company’s Initial Public Offering (as defined in Section 18).

(f) Shareholders Agreement. Notwithstanding the foregoing, if the Employee is then party to and the Shares are then subject to the drag along right set forth in any Shareholders Agreement, then the Employee shall be bound by the “drag along” provision set forth in the Shareholders Agreement in lieu of this Section 17.

18. Lock-up Agreement. The Employee agrees that the Employee will not, for a period of at least one hundred eighty (180) days following the effective date of the Company’s initial or any other distribution of securities in an underwritten public offering to the general public pursuant to a registration statement filed with the Securities and Exchange Commission (such initial distribution referred to as the “Initial Public Offering” and any other such distribution referred to as a “Public Offering”), directly or indirectly, sell, pledge, hypothecate, transfer, offer to sell or otherwise dispose of the Company’s securities other than any securities which are included in such Initial Public Offering or a Public Offering. If the managing underwriter of any Initial Public Offering or a Public Offering determines that a longer time period is appropriate and the officers and directors of the Company are subject to such longer time period, the aforementioned one hundred eighty (180) day period may be lengthened consistent with the requirements of the managing underwriter.

19. Provision of Documentation to Employee. By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Company’s 2007 Equity Incentive Plan.

20. Prior Understandings. This Agreement represents the complete agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior or contemporaneous agreements and understandings, including without limitation any provisions contained in the offer letter agreement between the Employee and the Company entered into on or about the time the Employee commenced employment with the Company, if any.

21. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Natpal, Inc. Incentive Stock Option Agreement Signature Page

IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed, and the Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

EMPLOYEE		YODLE, INC.

By:
Print Name:	[ ]	Name:
Address:		Title:
City/State/Zip:

Option Agreement with Change of Control Acceleration

Name of Employee: [                    ]

Vesting Commencement Date: [            ,         ]

YODLE, INC.

Incentive Stock Option Agreement

Yodle, Inc., a Delaware corporation (the “Company”), hereby grants as of [                    ,         ], to [                    ] (the “Employee”), an option to purchase a maximum of [                ] shares (individually, a “Share”, and collectively, the “Shares”) of its Common Stock, $.0002 par value per share (the “Common Stock”), at the price of $[        ] per Share on the following terms and conditions:

1. Grant Under 2007 Equity Incentive Plan. This option is granted pursuant to and is governed by the Company’s 2007 Equity Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan.

2. Grant as Incentive Stock Option; Other Options. This option is intended to qualify as an incentive stock option under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”). This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company. A duplicate original of this instrument shall not affect the grant of another option.

3. Vesting; Exercise; Expiration.

(a) Vesting if Employment Continues. If the Employee has continued to be employed by the Company on the applicable dates, this option shall vest in equal monthly installments of 1/48 of the Shares beginning one month after the Vesting Commencement Date and continuing over the next forty-seven (47)-month period thereafter. For the avoidance of doubt, the first vesting date shall be June 30, 2014. Notwithstanding the vesting schedule set forth in this Section 3(a), Employee’s ability to exercise the vested Shares is governed by Section 3(c) below.

(b) Vesting on Change of Control Transaction. If (i) the Company has completed its Initial Public Offering (as defined in Section 18), (ii) the Employee continues to be employed by the Company from the date of this option grant through the period immediately prior to the closing of a Change of Control Transaction, and (iii) within one (1) year after the closing of a Change of Control Transaction, the Company or its successor terminates the Employee’s employment without Cause or the Employee terminates his employment for Good Reason, then all of the Shares that are unvested at the time of termination shall vest immediately at such time.

(c) Expiration; Exercise. The foregoing rights are cumulative and, while the Employee continues to be employed by the Company or its successor, may be exercised on or before the Scheduled Expiration Date (defined in the following sentence); provided, however, that the Employee shall have no right to exercise this option prior to the effective date of the Company’s Initial Public Offering (as defined in Section 18). The “Scheduled Expiration Date” is the date that is the earlier to occur of (i) May 30, 2015 if the Company has not completed its Initial Public Offering on or prior to that date and (ii) May 30, 2024. All of the foregoing rights are subject to Sections 4 and 5, as appropriate, if the Employee ceases to be employed by the Company or its successor, or dies or becomes disabled while in the employ of the Company or its successor.

(d) Definitions. For purposes of this Agreement:

“Change of Control” shall be deemed to occur upon the occurrence of any of the following events: (x) the sale of the Company by merger in which the stockholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

“Cause” means any of the following: (i) a good faith finding by the Board of Directors of the Company (A) of repeated and willful failure of the Employee after written notice to perform his reasonably assigned duties for the Company where such duties are commensurate with the Employee’s position or to comply with Company policies; or (B) that the Employee has engaged in dishonesty, gross negligence, misconduct, embezzlement, or misappropriation of assets or property (tangible or intangible) of the Company (or an acquiring or succeeding corporation); (ii) the conviction of the Employee of, or the entry of a pleading of guilty by the Employee to, any crime involving moral turpitude or any felony; or (iii) any material breach by the Employee of any agreement to which the Company and the Employee are parties, which breach is not cured (if capable of cure) within 30 days of written notice thereof.

“Good Reason” means any of the following (i) mutual written agreement by the Employee and the Company that Good Reason exists; (ii) a change by the Company in the location at which the Employee performs his principal duties for the Company as of the date of the Change of Control transaction of more than 30 miles without the prior written consent of the Employee; (iii) a reduction of the Employee’s annual target cash compensation without the prior consent of the Employee (other than in connection with, and substantially proportionate to, reductions by the Company of the annual base compensation of each of its officers and more than 75% of its employees); (iv) a material adverse change in the Employee’s title, authority or duties without the prior consent of the Employee, provided, that after a Change of Control transaction, a change in the Employee’s title, authority or duties shall not constitute Good Reason where the Employee continues to have similar title, authority and duties, albeit as a subsidiary or division of a larger corporation; (v) any material breach by the Company or any successor thereto of any written agreement to which the Employee and the Company are parties, which breach has a direct and material adverse effect on the Employee, and which breach is not cured (if capable of cure) within 30 days of written notice thereof.

4. Termination of Employment. If the Employee ceases to be employed by the Company, other than by reason of death or disability as defined in Section 5, no further installments of this option shall become exercisable following the date of such cessation of employment and this option shall terminate after the passage of ninety (90) days from the date employment ceases, but in no event later than the Scheduled Expiration Date. In such a case, the Employee’s only rights hereunder shall be those which are properly exercised before the termination of this option.

5. Death; Disability. If the Employee dies while in the employ of the Company, this option may be exercised, to the extent of the number of Shares with respect to which the Employee could have exercised it on the date of the Employee’s death, by the Employee’s estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 10, at any time within one (1) year after the date of death, but not later than the Scheduled Expiration Date. If the Employee ceases to be employed by the Company by reason of the Employee’s “disability” (as defined in the Plan), this option may be exercised, to the extent of the number of Shares with respect to which the Employee could have exercised it on the date of the termination of the Employee’s employment, at any time within one (1) year after such termination, but not later than the Scheduled Expiration Date. At the expiration of such one (1) year period or the Scheduled Expiration Date, whichever is earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

6. Partial Exercise. Exercise of this option up to the extent above stated may be made in part, but not less than 1,000 shares, at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a Share. Any fractional Share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Employee in accordance with the terms hereof.

7. Payment of Price. The option price is payable in United States dollars and may be paid either (i) in cash, (ii) by check, (iii) by delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Employee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (iv) by any combination of the foregoing, equal in amount to the option price.

8. Agreement to Purchase for Investment. By acceptance of this option, the Employee agrees that a purchase of Shares under this option will not be made with a view to their distribution, as that term is used in the Act, and that the Employee will not sell, transfer, pledge or otherwise dispose of such Shares unless in the opinion of counsel to the Company such sale, transfer, pledge or other disposition is in compliance with or exempt from the registration and prospectus requirements of the Act. Furthermore, the Employee agrees to sign a certificate to the foregoing effect at the time of exercising this option and agrees that the certificate for the Shares so purchased may be inscribed with a legend to ensure compliance with this Section 8, and the Act, as well as with Sections 10, 17 and 18, which legend may be substantially in the following form or in such other form as may be satisfactory to the Company:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM.

ANY SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY, AND SUBJECT TO, THE TERMS AND PROVISIONS OF A CERTAIN INCENTIVE STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE EMPLOYEE (AS DEFINED IN SUCH AGREEMENT) CONTAINING PROVISIONS RELATING, INTER-ALIA, TO RESTRICTIONS ON TRANSFER AND DRAG-ALONG RIGHTS. A COPY OF SAID AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. If the method of payment for the Shares is described in paragraph (i), (ii) or (iv) of Section 7, such notice shall be accompanied by payment of the full purchase price of such Shares. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received. The certificate or certificates for the Shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All Shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

10. Transfer Restrictions.

(a) Restriction on Transfer/Exercise of Option. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee’s lifetime only the Employee can exercise this option.

(b) Restriction on Transfer of Shares.

(i) The Employee may not sell, assign, transfer or otherwise dispose of any Shares at any time prior to the effective date of an Initial Public Offering (as defined in, and further subject to, the provisions of Section 18), except:

(A) with the prior written consent of and subject to such conditions as may be imposed by the Board;

(B) if the Employee is then party to, and the Shares are then subject to, the restrictions set forth in any shareholders or similar agreement with the Company (a “Shareholders Agreement”), in accordance with the Shareholders Agreement, provided that the transferee of such Shares agrees in writing to assume the obligations of and be bound by the terms and conditions of this Agreement, including, without limitation, such Shareholders Agreement;

(C) if the Employee is not then party to such a Shareholders Agreement or the Shares are not then subject to any applicable restrictions set forth therein, (x) pursuant to the following Section 10(b)(ii) through (v) or (y) pursuant to Section 17; or

(D) by will or by the laws of descent and distribution, but only if the transferee of such Shares agrees in writing to assume the obligations of and be bound by the terms and conditions of this Agreement, including, without limitation, Section 18 and, if applicable, any such Shareholders Agreement.

(ii) Company Right of First Refusal. If the Employee proposes to sell, transfer or otherwise dispose of any Shares, or of any interest in such Shares, now or hereafter owned by the Employee, to any person, whether voluntarily or by operation of law, other than pursuant to Section 10(b)(i)(A), (B), (C)(y) or (D) of this Agreement, the Employee shall first provide written notice (the “Offer Notice”) to the Company, which notice must specify: (A) the name and address of the party to which the Employee proposes to sell, transfer or otherwise dispose of the Shares or an interest in the Shares (the “Offeror”), (B) the number of Shares the Employee proposes to sell, transfer or otherwise dispose of (the “Offered Shares”), (C) the consideration per share which the Employee is seeking for the proposed sale, transfer or disposition, and (D) all other material terms and conditions of the proposed transaction, all of which must be bona fide. The Company shall have the option to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Offer Notice (the “Company Option”). If the Company wishes to exercise such option, it must do so by giving written notice thereof to the Employee no later than twenty (20) days after the Offer Notice is given to the Company (the “Option Period”). The closing of such purchase shall take place at the offices of the Company on the date five (5) business days after the expiration of the Option Period. Notwithstanding the foregoing, if there is any dispute with respect to Fair Market Value (defined below) and the provisions of the following Section 10(b)(iv) are invoked, the closing shall take place, as applicable, five (5) business days after the determination of Fair Market Value in accordance with Section 10(b)(iv).

(iii) To the extent the Company does not exercise the Company Option within the Option Period, then the Employee may consummate the sale of the Offered Shares not purchased by the Company (such Shares are the “Remaining Shares”) in accordance with all material terms and conditions of the proposed transaction set forth in the Offer Notice, at any time on or prior to sixty (60) days after the expiration of the Option Period. If the Employee does not consummate the sale of the Remaining Shares within such sixty (60) day period, the Remaining Shares may not be sold by the Employee (other than in accordance with Section 10(b)(i)(A), (B), (C)(y) or (D)) without the giving of a new Offer Notice and the compliance by the Employee with all the conditions and procedures in the Sections 10(b)(ii) through (v) hereof with respect to such proposed sale.

(iv) To the extent that the consideration per share proposed by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company in exercising the Company Option may consist of cash per share equal to the Fair Market Value of such property. For the purposes of this Section 10(b), the “Fair Market Value” of such property shall be determined by agreement of the Employee and the Company (the “Transaction Parties”) within twenty (20) days after the termination of the Option Period, or, failing such agreement, the Fair Market Value shall be determined by appraisal as follows:

(A) if the Transaction Parties agree upon an appraiser within such twenty (20) day period, then such appraiser’s appraisal shall govern; or

(B) failing an agreement pursuant to the foregoing clause (A), then, within fifteen (15) days after the lapse of such twenty (20) day period, each of the Transaction Parties, by notice to the other, shall appoint one appraiser who shall be experienced in the appraisal of the type of property to be appraised, and then the two appraisers shall select a third appraiser whose appraisal shall govern; or

(C) if either Transaction Party fails to appoint an appraiser as provided in the foregoing clause (B), then the appraisal by the appraiser appointed by the Transaction Party which does appoint an appraiser shall govern.

All appraisal reports shall be rendered in writing and shall be signed by the governing appraiser, and the Transaction Parties shall use reasonable efforts to cause such appraiser to render its appraisal report within twenty (20) days after the date of its appointment. The costs of the appraisal shall be shared equally between the Transaction Parties.

(v) Unless otherwise agreed to in writing by the Company, after any sale, assignment, transfer or disposition of Shares hereunder, such Shares and the transferee thereof shall continue to be subject to Sections 10, 17 and 18 hereof with respect to such Shares to the same extent as the Employee would have been in the absence of such sale, assignment, transfer or disposition. In addition, the Company may require, as a condition to effectuating any such sale, assignment, transfer or disposition of Shares, that such transferee agree in writing, in form acceptable to the Company, that such Shares shall continue to be subject to Sections 10, 17 and 18 hereof.

11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

12. No Obligation to Continue Employment. The Company and any Related Corporation are not by the Plan or this option agreement obligated to continue the Employee in employment.

13. No Rights as Shareholder until Exercise. The Employee shall have no rights as a shareholder with respect to Shares subject to this Agreement until a stock certificate therefor has been issued to the Employee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date this option is exercised and the purchase price for the Shares being purchased is paid in full.

14. Capital Changes and Business Successions. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits, mergers and sales of the Company’s stock or assets. Without limiting the applicability of Section 1, provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable to this Incentive Stock Option Agreement and are incorporated herein by reference. In general, the Employee should not assume that options necessarily would survive an acquisition of the Company. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Sections 3 through 5 hereof, employment by the Company includes employment by a Related Corporation.

15. Early Disposition. Without limiting the generality of Sections 8 and 10, the Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition (as defined below) of any Common Stock received pursuant to the exercise of this option. A “Disqualifying Disposition” is any disposition (including any sale) of such Common Stock before the later of (a) two (2) years after the date the Employee was granted this option or (b) one (1) year after the date the Employee acquired Common Stock by exercising this option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. The Employee also agrees to provide the Company with any information which it shall request concerning any such disposition. The Employee acknowledges that the Employee will forfeit the favorable income tax treatment otherwise available with respect to the exercise of this incentive stock option if the Employee makes a Disqualifying Disposition of the stock received on exercise of this option.

16. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold tax with respect to a Disqualifying Disposition of Common Stock received by the Employee on exercise of this option, the Employee hereby agrees that the Company may withhold from the Employee’s wages the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying Disposition. If any portion of this option is treated as a Non-Qualified Option (as defined in the Plan), the Employee hereby agrees that the Company may withhold from the Employee’s wages the appropriate amount of federal, state and local withholding taxes attributable to the Employee’s exercise of such Non-Qualified Option. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such wages, or (with respect to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Employee (or other person or persons) on exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee’s wages sufficient to satisfy the Company’s withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount underwithheld and that the Company may decline to issue the Shares issuable upon exercise of the Option hereunder until provision satisfactory to the Company for such reimbursement has been made.

17. Drag Along Right.

(a) Exercise of Right. If one or more persons who own in the aggregate more than fifty percent (50%) of the then outstanding shares of Common Stock of the Company (on an as-converted basis, including Common Stock issuable upon conversion of any outstanding preferred stock) (the “Majority Holders”) shall obtain from an offeror (the “Offeror”) a bona fide arms’ length offer to consummate a Sale of the Company (as defined below), the Majority Holders shall have the right to cause, by written notice (the “Drag Along Notice”) to any person who holds Shares pursuant to this Agreement (the “Notice Recipient”), all of the Shares acquired under this option to be transferred to the Offeror, at the same per share purchase price (determined on an as-converted basis for preferred stock but giving effect, however, to any liquidation preferences to which holders of such preferred stock may be entitled) and payable in the same form of consideration as is being paid in respect of the Common Stock being sold by the Majority Holders. If the Sale of the Company to the Offeror has not occurred within one hundred eighty (180) days following the date of the Drag Along Notice, the Notice Recipient shall be released from the Employee’s obligation under the Drag Along Notice, and it shall be necessary for a new and separate Drag Along Notice to be furnished and the terms and provisions of this Section 17 to be separately complied with in order to consummate such a sale pursuant to this Section 17, unless the failure to complete such sale resulted from any failure by the Notice Recipient. Each Notice Recipient shall take or cause to be taken all such actions as may be reasonably requested in order to consummate a sale pursuant to this Section 17 expeditiously. A “Sale of the Company” means (i) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”), or (ii) a transaction that qualifies as a Deemed Liquidation Event (as defined in the Company’s Certificate of Incorporation, as amended from time to time).

(b) Voting. Each Notice Recipient further agrees:

(i) in the event the Sale of the Company transaction requires the approval of stockholders, with respect to all shares of capital stock of the Company that the Employee owns or over which the Employee otherwise exercises voting power, to vote (in person, by proxy or by action by written consent, as applicable) all such shares entitled to vote, in favor of, and adopt, the Sale of the Company (together with any related amendment to the Certificate of Incorporation required in order to implement the Sale of the Company) and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate the Sale of the Company;

(ii) in the event the Sale of the Company transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by the Employee as is being sold by the Majority Holders to the person to whom the Majority Holders propose to sell their shares of capital stock, and on the same terms and conditions as the Majority Holders with respect to shares of the same class or series;

(iii) to refrain from exercising and, to the extent permitted by applicable law, to irrevocably waive, any dissenters’ rights or rights of appraisal under applicable law at any time with respect to the Sale of the Company;

(iv) to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company in order to carry out the terms and provisions of this Section, including without limitation executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances), appointment of stockholder representative and any similar or related documents; and

(v) not to deposit, and to cause the Employee’s heirs, successors and permitted assigns not to deposit any Shares owned by the Employee or the Employee’s heirs, successors and assigns, in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of the Shares, unless specifically requested to do so by the acquiror in connection with a Sale of the Company.

The proxy granted pursuant to the immediately preceding sentence is given in consideration of the grant of this option and, as such, is coupled with an interest and shall be irrevocable unless and until the Company’s Initial Public Offering (as defined in Section 18).

(c) Proxy. The voting of the Shares pursuant to this Section may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law. The Employee hereby constitutes and appoints the President, Treasurer and Secretary of the Company, and each of them, with full power of substitution, as the proxies of the Employee with respect to the matters set forth in this Section and hereby authorizes each of them to represent and to vote, if and only if the Employee fails to vote or attempts to vote (whether by proxy, in person or by written consent) any of the Shares in a manner which is inconsistent with the terms of this Section. The proxy granted pursuant to the immediately preceding sentence is given in consideration of the grant of this option and, as such, is coupled with an interest and shall be irrevocable unless and until this Agreement terminates or expires pursuant to Section 17(e) below.

(d) Failure to Deliver Shares. If the Notice Recipient fails or refuses to deliver on a timely basis duly endorsed certificates representing Shares to be sold pursuant to this Section 17, the Offeror shall have the right to deposit the purchase price for the Shares in a special account with any bank or trust company in the State of Delaware or another state within the United States, giving notice of such deposit to the Notice Recipient, whereupon such Shares shall be deemed to have been purchased by the Offeror and such purchase shall be duly noted upon the books and records of the Company and all the Notice Recipient’s rights in and to such Shares shall be terminated. All such monies shall be held by the bank or trust company for the benefit of the Notice Recipient. All monies deposited with the bank or trust company but remaining unclaimed for two (2) years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Notice Recipient shall thereafter look only to the Company for payment.

(e) Expiration of Drag Along Right. The drag along right set forth above shall remain in effect until the effective date of the Company’s Initial Public Offering (as defined in Section 18).

(f) Shareholders Agreement. Notwithstanding the foregoing, if the Employee is then party to and the Shares are then subject to the drag along right set forth in any Shareholders Agreement, then the Employee shall be bound by the “drag along” provision set forth in the Shareholders Agreement in lieu of this Section 17.

18. Lock-up Agreement. The Employee agrees that the Employee will not, for a period of at least one hundred eighty (180) days following the effective date of the Company’s initial or any other distribution of securities in an underwritten public offering to the general public pursuant to a registration statement filed with the Securities and Exchange Commission (such initial distribution referred to as the “Initial Public Offering” and any other such distribution referred to as a “Public Offering”), directly or indirectly, sell, pledge, hypothecate, transfer, offer to sell or otherwise dispose of the Company’s securities other than any securities which are included in such Initial Public Offering or a Public Offering. If the managing underwriter of any Initial Public Offering or a Public Offering determines that a longer time period is appropriate and the officers and directors of the Company are subject to such longer time period, the aforementioned one hundred eighty (180) day period may be lengthened consistent with the requirements of the managing underwriter.

19. Provision of Documentation to Employee. By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Company’s 2007 Equity Incentive Plan.

20. Prior Understandings. This Agreement represents the complete agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior or contemporaneous agreements and understandings, including without limitation any provisions contained in the offer letter agreement between the Employee and the Company entered into on or about the time the Employee commenced employment with the Company, if any.

21. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware.

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Yodle, Inc. Stock Option Agreement Signature Page

IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed, and the Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

EMPLOYEE		YODLE, INC.

By:
Print Name:	[ ]	Name:
Address:		Title:
City/State/Zip: